Leases - Future minimum commitments (Details) - Forge Nano, Inc. - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Future minimum annual commitments
2026	$ 7,917
2027	8,153
2028	8,398
2029	8,305
2030	8,070
Thereafter	87,098
Total	127,941
Less: amount representing interest	(63,491)
Present value of net minimum lease payments	64,450
Less: current obligations	(1,287)	$ (470)
Long-term obligations under leases	$ 63,163	$ 2,335